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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 31, 1997, included in PageMart, Inc. Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement No. 33-81084 on Form S-3.



                                          ARTHUR ANDERSEN LLP



Dallas, Texas


July 10, 1997